UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On May 7, 2014, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 7, 2014, the Company held its annual general meeting of shareholders, at which the following items were voted upon:

(1)         Election of Directors. The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Proxy Statement. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote

Willem Mesdag	11,558,151	73,649	1,634,727
Jeffrey D. Watkins	11,557,209	74,591	1,634,727
Mary Beth Springer	11,555,574	76,226	1,634,727
Robert L. Mercer	11,556,209	75,591	1,634,727
Gregory L. Probert	11,551,309	80,491	1,634,727

(2)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2014. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
12,598,419	364,766	303,342

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2014.

(3)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
10,985,572	467,827	178,401	1,634,727

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On May 7, 2014, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on June 2, 2014, to shareholders of record on May 21, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 8, 2014	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Executive Vice-President,
Chief Financial Officer and Treasurer